UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Earliest Event Reported: August 23, 2011


                              CREENERGY CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)


             Nevada                  333-133347                98-0479983
-----------------------------   --------------------  --------------------------
(State or other jurisdiction      (Commission File    (IRS Employer Identifica
    of incorporation)                 Number)                 -tion Number)


    601 Union Street, Two Union Square, 42nd Floor, Seattle, Washington 98101
    -------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (780) 668-7422
                                ----------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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THIS AMENDMENT IS BEING FILED TO CORRECT A TYPOGRAPHICAL ERROR IN THE AGREEMENT
UNDER SECTION 5.03(A) ATTACHED AS EXHIBIT 10.1.



                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2011, CREEnergy Corporation ("the Company") entered into an Asset Purchase with William Campbell and Scott McKinley to acquire intangible assets and intellectual property known as the Peptide Technology Platform.

The Peptide Technology Platform includes the technology platforms for developing a variety of drug candidates and biological solutions for existing problems in humans, animals and the environment.

In exchange for such assets, the Company will issue 75,000,000 shares of its restricted common stock to the owners of the technology. The closing of the transaction is dependent upon the conclusion of due diligence by both parties and the finalization of the agreement between both the Company and the owners of the technology.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit numbers correspond to the numbers in the exhibit table of Items 601 of Regulation S-K.

        d) Exhibits -   Exhibit 10.1  Asset Purchase Agreement





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        CREENERGY CORPORATION


                                        By: /s/ Shari Sookarookoff
                                            ------------------------------------
                                            Shari Sookarookoff, CEO


                                            Date: September 28, 2011
























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